Exhibit 10.1

LOAN MODIFICATION AGREEMENT AND REAFFIRMATION OF LOAN

[HERITAGE GLOBAL INC.; LOAN NO.:13880]

This LOAN MODIFICATION AGREEMENT AND REAFFIRMATION OF LOAN

(this “Agreement”) is made effective as of July 24, 2024 (“Reference Date”) by and between Heritage Global Inc., a Florida corporation (“Borrower”), and C3bank, National Association (“Lender”) with respect to the following facts:

R E C I T A L S:

A.
On or about May 5, 2021, Lender entered into a Business Loan Agreement (as modified, the “Existing Loan Agreement”, as modified by this Agreement, the “Loan Agreement”) with Borrower whereby Lender agreed to make a revolving line of credit to Borrower in the maximum principal amount of Ten Million and No/100 Dollars ($10,000,000.00) (the “Loan”). The Loan was evidenced by, among other things, (i) that certain Promissory Note dated May 5, 2021, from Borrower in favor of Lender in the original principal amount of Ten Million and No/100 Dollars ($10,000,000.00), as amended and restated by that certain Amended and Restated Promissory Note dated May 26, 2023 (as the same may be amended, restated, modified or replaced from time to time, the “Note”), (ii) that certain Commercial Security Agreement dated May 5, 2021, by and among Borrower, Heritage Global Partners Inc., a California corporation (“HGP”), Heritage Global LLC, a Delaware limited liability company (“HG”), Heritage ALT LLC, formerly known as Equity Partners HG LLC, a Delaware limited liability company (“EPHG”), National Loan Exchange, Inc., an Illinois company (“NLEX”), Heritage Global Capital LLC, a Delaware limited liability company (“HGC”, together with HGP, HG, EPHG and NLEX, each a “Grantor” and collectively, the “Grantors”) and Lender (as the same heretofore may have been or hereafter may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the “Security Agreement”), and (iii) Pledge and Security Agreement of even date hereof by and between Borrower and Lender (as the same heretofore may have been or hereafter may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the “Pledge Agreement”);

B.
On or about April 1, 2022, Borrower and Lender entered into that certain Loan Modification Agreement and Reaffirmation of Loan dated as of such date (the “First Modification”), which, among other things, revised EPHG’s name and the Loan financial covenants.

C.
On or about May 4, 2023, Borrower and Lender entered into that certain Change in Terms Agreement dated as of such date (the “Second Modification”), which, among other things, extended the maturity date to June 7, 2023.

D.
On or about May 25, 2023, Borrower and Lender entered into that certain Loan Modification Agreement and Reaffirmation of Loan dated as of such date (the “Third Modification”), which among other things, revised the interest rate, extended the maturity date to October 27, 2024, added the Unused Line Fee, and revised the Loan financial covenants.
E.
This Agreement, the Existing Loan Agreement, the First Modification, the Second

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Modification, the third Modification, the Note, the Security Agreement, the Pledge Agreement, and the Related Documents together with any other documents required by Lender to evidence or secure the Loan, and any and all amendments and modifications thereto, shall be collectively referred to as the “Loan Documents”. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement (or if not defined in the Loan Agreement, in the other Loan Documents);

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F.
Borrower has now requested and Lender hereby agrees to, subject to the terms and conditions of this Agreement, among other things, to modify the Loan covenants.

G.
At Borrower’s request, Lender has agreed to modify the Existing Loan Agreement and other Loan Documents, conditioned upon Borrower’s execution of and performance under this Agreement and the ratification and confirmation of the Loan and the Loan Documents, and of any and all such documents required by Lender and completion of such other acts or things reasonably requested by Lender.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Recitals. The recitals set forth above are hereby incorporated herein as true and correct.

2.
Confirmation of Loan. Borrower hereby acknowledges and confirms Borrower’s obligations to Lender as set forth in the Loan Documents and reaffirms and restates each and every term, condition, provision, and waiver thereof. There is no intention to otherwise modify, increase, reduce or alter the respective rights or obligations of Lender under the Loan Documents except as set forth herein. Nothing in this Agreement shall be deemed to constitute Lender’s release of Borrower of any of its obligations under the Loan Documents.

3.
Representations and Warranties. Borrower hereby represents and warrants to Lender that:

a.
This Agreement and the other Loan Documents represent valid and enforceable obligations against the Borrower.

b.
As of the Reference Date, Borrower has no claims or defenses against Lender or any other person or entity which would or might affect (i) the enforceability of any provisions of the Loan Documents; or (ii) the collectability of sums advanced by Lender in connection with the Loan.

c.
The execution, delivery, and performance by Borrower of this Agreement and the Loan Documents have been duly authorized, are not in conflict with the terms of any organizational document of such Borrower and will not violate any law, rule, or order of any court or governmental agency or body to which Borrower is subject. All representations and

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warranties contained in this Agreement, the Existing Loan Agreement and in any and all of the other Loan Documents are true and correct as of the date of this Agreement, and all such representations and warranties shall survive the execution of this Agreement.

d.
As of the Reference Date, there is no uncured breach or default under the Loan Documents or any material agreement. There have been no new material agreements entered into since the date of the closing of the Loan and no amendments, waivers, modifications or terminations of any material agreement have occurred, other than as stated herein.

e.
Borrower acknowledges that this modification does not guarantee any modification beyond this modification of Borrower’s obligations as detailed herein, and any such additional modification and/or amendment is subject to Lender’s written approval, in Lender’s sole discretion.

4.
Additional Amendment to Loan Documents. The Loan Documents are hereby modified as follows:

a.
Financial Covenants. The “Loan Portfolio Performance” covenant contained on Page 3 of the Loan Agreement under “Financial Covenants” is hereby deleted in its entirety.

b.
For avoidance of doubt, as of July 24, 2024, the unpaid principal balance of the Loan was ($0.00).

c.
From and after the Reference Date, any references in any Loan Documents to any of the Loan Documents shall mean such Loan Document, as modified by this Agreement.

5.
No Novation. Nothing in this Agreement shall be construed to be a novation, cancellation, satisfaction, release, or substitution of the Loan or other indebtedness of Borrower under the Note or other Loan Documents.

6.
No Other Modifications. Except as amended and/or modified by this Agreement, all of the obligations and other terms of the Existing Loan Agreement and other Loan Documents shall remain in full force and effect, unaltered and unchanged by this Agreement.

7.
Conditions Precedent to Loan Modification. The obligation of Lender to give effect to the modifications set forth herein is subject to the satisfaction of each of the following conditions precedent:

a.
Borrower as necessary and appropriate, shall execute, acknowledge and deliver to Lender: (i) such duly adopted consents and/or resolutions of Borrower and of such other entities as Lender may require, and naming the person(s) authorized to execute this Agreement on behalf of each such entity; and (ii) any further and additional documents as Lender may determine to be necessary or appropriate, including, without limitation, such documents as may be necessary or appropriate to insure the proper attachment, perfection and priority of Lender’s security interest in the Collateral.
b.
Borrower shall have paid to Lender, in immediately available funds, the amount of all expenses incurred by Lender in connection with (i) the negotiation and preparation

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of this Agreement and all other documents executed and delivered pursuant hereto, and (ii) the transactions contemplated by this Agreement and all documents executed and delivered pursuant hereto (including, without limitation, legal fees and expenses, title premiums and other closing costs);

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c.
Intentionally Omitted.

d.
The representations and warranties contained in this Agreement, the Existing Loan Agreement and the other Loan Documents shall be true and correct, in all material respects, as of the effective date of this Agreement; and

e.
Lender shall be satisfied, in its sole discretion, that after giving effect to this Agreement no Event of Default shall exist and no event, circumstance or condition shall exist which, with notice or passage of time or both would be an Event of Default.

8.
Release of Claims by Borrower. Except as expressly set forth herein, Borrower on its own behalf and on behalf of each of its respective agents, employees, representatives, affiliates, predecessors-in-interest, heirs, successors, and assigns (such persons and entities other than Borrower are referred to collectively as the “Other Releasors”), releases, discharges and acquits Lender and each of its assignees, members, investors and participants (if any), and each of its respective officers, directors, shareholders, agents, employees, affiliates, successors, and assigns (collectively, the “Released Parties”), of and from any and all rights, claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, causes of action, promises, damages, costs, losses and expenses of every kind, nature, description or character which exist or which could or may be claimed to exist, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, claimed or unclaimed, whether based on contract, tort, breach of any duty, or other legal or equitable theory of recovery, each as though fully set forth herein at length (collectively, the “Claims”), which in any way arise out of, are connected with or relate to any or all of the following, existing or occurring as of or prior to the execution of this Agreement:
(a)
the Loan or the administration of the Loan, as well as any action or inaction of the Released Parties or any of them with respect to the Loan or the administration thereof; (b) any or all of the transactions which are the subject of or contemplated by any or all of the Loan Agreement or other Loan Documents; (c) the Collateral; or (d) any fact, matter, transaction or act or omission by any or all of the Released Parties and relating to the Loan, the Loan Documents, or the Collateral.

a.
Waiver. As to all matters being released by Borrower pursuant to this Section 7, Borrower, on its own behalf and on behalf of each of its respective Other Releasors, expressly waive any and all rights under Section 1542 of the California Civil Code and any and all rights under any similar statute, rule or regulation of any state or territory of the United States, and any and all rights under any similar statute, rule or regulation of the United States or any of its agencies. Section 1542 of the California Civil Code provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR

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SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THIS RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

b.
No Assignment. Borrower, on its own behalf and on behalf of each of its respective Other Releasors, warrant and represent to Lender that Borrower and the Other Releasors have not sold, assigned, transferred, conveyed or otherwise disposed of any Claims that are the subject of this Section.

c.
Discovery of Unknown or Different Facts. Borrower on its own behalf and on behalf of each of its respective Other Releasors, acknowledge and agree that the facts with respect to which the release of Claims contained in this Section is executed may hereafter be found to be different from the facts now believed by Borrower to be true, and Borrower on its own behalf and on behalf of each of their respective Other Releasors, expressly accept and assume the risk of such possible differences and agree that the release of Claims contained in this Section shall be and remain effective notwithstanding such differences in facts.

9.
Reaffirmation. Each Grantor agrees as follows:

a.
Such Grantor reaffirms to Lender each of the representations, warranties, covenants, obligations and agreements made by such Grantor as set forth in the Security Agreement executed by it (as amended herein, the Security Agreement) with the same force and effect as if each were separately stated herein and made as of the date hereof, and such Grantor is not relying on the financial condition of Borrower or the value of any and all Collateral as an inducement to enter into this Agreement. This reaffirmation renews and extends the Security Agreement executed by such Grantor in favor of Lender and in no way acts as a release or relinquishment of any Security Agreement. Such Grantor has been provided with a copy and has reviewed the Loan Documents and this Agreement and expressly acknowledges, confirms and agrees that the Security Agreement is not affected by this Agreement, except as specifically provided herein.

b.
Such Grantor certifies as of the date hereof that the Security Agreement remains in full force and effect (as amended herein) and enforceable in accordance with its respective terms and there exists no defaults, offsets or defenses thereunder, or any event which with the giving of notice, passage of time, or both would constitute a default, offset or defense thereunder.

10.
Effect of Agreement. All of the representations, warranties, terms, and conditions of the Loan Documents remain unaltered and in full force and effect in accordance with their respective terms. Borrower acknowledges that it has consulted with counsel and such other experts and advisors as they deem necessary in connection with the negotiation, execution and delivery of this Agreement, or have had an opportunity to so consult and have knowingly chosen not to do so. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and assigns. No other person shall be entitled to claim any right or benefit hereunder, except the parties hereto.
11.
Severability. In case any provision of this Agreement shall be invalid, illegal, or

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unenforceable, such provision shall be severable from the remainder of this Agreement and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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12.
Counterparts; Validity. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. The failure of any party to execute this Agreement shall have no effect on its validity or enforceability as to or among the other parties.

13.
Entire Agreement. This Agreement and the Loan Documents are intended by the parties as the final expression of their agreement and therefore contain the entire agreement between the parties and supersede all prior understandings or agreements concerning the subject matter hereof. This Agreement may only be amended in a writing signed by Lender and Borrower.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:

Heritage Global Inc., a Florida corporation

By:  Name: James Sklar

Its: Executive Vice President, General Counsel and Secretary

GRANTOR:

Heritage Global Partners Inc., a California corporation

By:  Name: James Sklar

Its: Executive Vice President, General Counsel and Secretary

Heritage Global LLC,

a Delaware limited liability company

By:  Name: James Sklar

Its: Executive Vice President, General Counsel and Secretary

Heritage Global Capital LLC,

a Delaware limited liability company

By:  Name: James Sklar

Its: Executive Vice President, General Counsel and Secretary

LENDER: C3bank, National Association By: Name: Bryan Downie Its: SVP/Chief Credit Officer

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GRANTOR:

Heritage ALT LLC,

a Delaware limited liability company, formerly known as Equity Partners HG LLC

By: Name: James Sklar

Its: Executive Vice President, General Counsel and Secretary

Heritage Global Inc., a Florida corporation

By: Name: James Sklar

Its: Executive Vice President, General Counsel and Secretary

National Loan Exchange, Inc. an Illinois company

By: Name: Brian Cobb

Its: Chief Financial Officer